Schedule of gearing ratios (Details) - ARS ($) $ in Millions	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Total liabilities	$ 164,129	$ 129,608
Less: Cash and cash equivalents and Financial assets at fair value through profit or loss	(18,623)	(9,934)
Net debt	145,506	119,674
Total Equity	73,694	94,902	$ 121,491	$ 97,809
Total capital attributable to owners	$ 219,200	$ 214,576
Gearing ratio	66.38%	55.77%